Exhibit 10.33(a)

AMENDMENT

This Amendment (the "Amendment"), dated as of September 19, 2017, is between Bank of America, N.A., a national banking association (the "Bank") and Middlesex Water Company, a New Jersey corporation, and its subsidiaries, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation, Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation, and Tidewater Environmental Services, Inc., a Delaware corporation, as joint and several co-borrowers (parent and subsidiary corporations individually and collectively referred to herein as “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Letter Agreement (“Letter Agreement”) and Master Promissory Note (“Note”), each dated September 25, 2015, evidencing an uncommitted line of credit in the maximum amount of Twenty Eight Million Dollars ($28,000,000) (The Letter Agreement and the Note as amended from time to time are referred to herein as the "Loan Documents").

B. The Bank and the Borrower desire to amend the Loan Documents to increase the maximum principal amount of the Uncommitted Facility and extend the Expiration Date and to address other changes to the Loan Documents.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2.	Amendments.

(a)	The Letter Agreement is hereby amended as follows:

(i)	The second sentence of the first paragraph is hereby amended and restated in its entirety as follows:

“The aggregate Advances outstanding under the Uncommitted Facility shall not at any time exceed Forty Million Dollars ($40,000,000) (the “Uncommitted Facility Limit”).”

(ii)	“September 21, 2018” is hereby substituted for “September 22, 2017” in the section entitled “Expiration Date” on page one of the Letter Agreement.

(b)	The Note is hereby amended as follows:

(i)	All references in the Note to “Twenty Eight Million Dollars” or “($28,000,000)” are deleted and replaced by “Forty Million Dollars” and “($40,000,000)”.

Specifically:

•	The reference to “$28,000,000” in the top left corner of the first page of the Note is deleted and “$40,000,000” is substituted therefor.

•	The first paragraph of the Note is amended and restated as follows.

“FOR VALUE RECEIVED, the undersigned, Middlesex Water Company, a New Jersey corporation, and its subsidiaries, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation, Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation, and Tidewater Environmental Services, Inc., a Delaware corporation, as joint and several co-borrowers (parent and subsidiary corporations individually and collectively referred to herein as “Borrower”), jointly and severally, hereby promise to pay to BANK OF AMERICA, N.A., a national banking association (the “Bank”) or order, at such place as the Bank may designate from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of Forty Million Dollars ($40,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the advances (the “Loans”) made by the Bank to the Borrower (the “Uncommitted Facility”) under this Master Promissory Note (this “Note”), and to pay interest on the unpaid principal amount of each such Loan at the rates per annum and on the dates specified below.”

(ii)	“September 22, 2017” in subsection (b) of the second paragraph of the Note is hereby deleted and “September 21, 2018” is substituted in its place.

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Notice Event under the Loan Documents, (b) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) representations and warranties set forth in the second paragraph on page 3 of the Note are confirmed as of the date hereof.

4.	Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

5.	FINAL AGREEMENT. BY SIGNING THIS DOCUMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK OF AMERICA, N.A.

By: /s/Dilcia P. Hill
Name: Dilcia P. Hill
Title: Senior Vice President

Acknowledged and Agreed:

Middlesex Water Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP, Treasurer and CFO

Tidewater Utilities, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer

White Marsh Environmental Systems, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer

Pinelands Water Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Pinelands Wastewater Company

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Utility Service Affiliates, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer

Utility Service Affiliates (Perth Amboy) Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, VP & Treasurer

Tidewater Environmental Services, Inc.

By:	/s/A. Bruce O’Connor
Name/Title:	A. Bruce O’Connor, Treasurer